Term Deposits - Schedule of Term Deposits (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Term Deposit [Abstract]
Term deposits	$ 264,185	$ 154,868
Non-current	6	25,043
Current	264,179	129,825
Total	$ 264,185	$ 154,868